SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.       )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[ ]   Preliminary  Proxy  Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
      240.14a-12

                              TRITON ENERGY LIMITED
                (Name of Registrant as Specified In Its Charter)

                 ______________________________________________________
      Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]   No  fee  required.
[ ]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
      0-11.
      (1)  Title of each class of securities to which transaction applies:

           _____________________________________________________________
      (2)  Aggregate  number of securities to which transactions applies:

           _____________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           _____________________________________________________________
      (4)  Proposed  maximum  aggregate  value  of  transaction:

           _____________________________________________________________
      (5)  Total  fee  paid:

           _____________________________________________________________

[ ]   Fee  paid  previously  with  preliminary  materials.
[ ]   Check  box if any part of the fee is offset as provided by Exchange Act
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      fee was paid  previously. Identify the previous filing  by registration statement number, or the Form or Schedule and  the date of its filing.

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      (3)  Filing  Party:

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      (4)  Date  Filed:

           _____________________________________________________________





                              TRITON ENERGY LIMITED
                        CALEDONIAN HOUSE, JENNETT STREET
                                 P. O. BOX 1043
                                   GEORGE TOWN
                          GRAND CAYMAN, CAYMAN ISLANDS


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Triton Energy Limited will be held at 10:00 a.m., Dallas time, on Tuesday, May 15, 2001, at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas 75231. The purposes of the meeting are to:

     (1) elect three directors to serve until the Annual Meeting of Shareholders in 2004, or until their respective successors shall have been duly elected and qualified;

     (2)  approve the 2001 Share Incentive Plan;  and

     (3) consider and act upon such other matters as may properly come before the meeting.


     March 26, 2001 is the record date for the meeting. Only holders of record of ordinary shares and 8% convertible preference shares at the close of business on the record date are entitled to receive notice of and to vote at the meeting. The meeting may be adjourned from time to time without notice other than announcement at the meeting.

     Information concerning the matters to be acted upon at the meeting is set forth in the accompanying proxy statement.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.


                              By  Order  of  the  Board  of  Directors


                              Thomas J. Murphy
                              Secretary


April  3,  2001
                              TRITON ENERGY LIMITED
                        CALEDONIAN HOUSE, JENNETT STREET
                                 P. O. BOX 1043
                                   GEORGE TOWN
                          GRAND CAYMAN, CAYMAN ISLANDS


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                              _____________________

                    SOLICITATION AND REVOCABILITY OF PROXIES

     Triton Energy Limited is furnishing this proxy statement to shareholders in connection with the solicitation, by order of our Board of Directors, of proxies to be voted at the 2001 Annual Meeting of Shareholders. The meeting will be held at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas 75231, on Tuesday, May 15, 2001, commencing at 10:00 a.m., Dallas time. This proxy statement, the Notice of Annual Meeting and the accompanying proxy card are first being mailed on or about April 3, 2001. Unless this proxy statement indicates otherwise or the context otherwise requires, the terms "we," "our," "us," "Triton" or the "Company" refer to Triton Energy Limited. When this proxy statement refers to the meeting, we are also referring to the meeting as it may be adjourned, if applicable.

     At the meeting, we are asking shareholders to consider and act upon (i) the election of three directors to serve until the Annual Meeting of Shareholders in 2004, or until their successors have been duly elected and qualified; (ii) the approval of the 2001 Share Incentive Plan; and (iii) such other matters as may properly come before the meeting. We do not know of any other matters that are likely to be brought before the meeting. However, if any other matters do properly come before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their best judgment.

     We urge you to vote your shares by signing and returning the enclosed proxy, even if you plan to attend the meeting in person. Voting by proxy assists in making the meeting run more efficiently. If you specify in your proxy how your shares are to be voted, the persons named in the enclosed proxy will vote your shares in accordance with your instructions. If you execute and return the enclosed proxy, but do not specify how your shares are to be voted, the persons named in the enclosed proxy will vote your shares (i) FOR the election of the three individuals nominated by the Board of Directors; (ii) FOR the approval of the 2001 Share Incentive Plan; and (iii) at their discretion with regard to any other matters that may properly come before the meeting.

     If you execute and return the enclosed proxy, and you later desire to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy either by executing and delivering a different proxy relating to your shares with a later date, or you may revoke your proxy by attending the meeting and voting personally at the meeting by ballot. If you attend the meeting but do not execute a ballot, your proxy will not be considered revoked and your proxy will still be voted.

                             RECORD DATE AND VOTING

     The close of business on March 26, 2001, is the record date for determining the shareholders entitled to vote at the meeting. Our ordinary shares and 8% convertible preference shares are the only securities entitled to be voted at the meeting. Each ordinary share is entitled to one vote on any matter to come before the meeting and each 8% convertible preference share is entitled to four votes on any matter to come before the meeting. As of the record date, there were outstanding 37,460,585 ordinary shares and 5,180,604 8% convertible preference shares.

     The presence at the meeting, in person or by proxy, of the holders of at least a majority of the ordinary shares and 8% convertible preference shares entitled to vote as of the record date, taken together, is necessary to constitute a quorum. Each ordinary share and 8% convertible preference share represented at the meeting, in person or by proxy, will be counted toward a quorum. If a quorum is not present, the meeting may be adjourned from time to time until a quorum is obtained.

     Approval of the proposal to elect the three nominees to serve as directors requires the affirmative vote of the holders of a plurality of the ordinary shares and 8% convertible preference shares, voting together as a single class, represented and voting at the meeting. On the enclosed proxy, you may vote your shares in favor of the Board's nominees or withhold your votes as to one or more nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     Approval of 2001 Share Incentive Plan requires that holders of a majority of the ordinary shares and 8% convertible preference shares entitled to vote on the plan, voting together as a single class, cast a vote, and that a majority of those votes be cast in favor of the plan.

     Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the meeting. Abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the approval of the 2001 Share Incentive Plan, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal, and broker non-votes will not be included in the number of shares voting and therefore will have no affect on the outcome of the voting.

     Shareholders have no appraisal or similar rights with respect to any matter scheduled to be voted on at the meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes for purposes of election. One class of directors is elected at each annual meeting of shareholders to serve for a three-year term. At the meeting, the terms of three directors, Fitzgerald S. Hudson, James C. Musselman and C. Lamar Norsworthy, are expiring. Mr. Hudson is retiring from the Board at the expiration of his term and will not stand for re-election. The Board has nominated Mr. Tom C. Davis for election at the meeting to fill the vacancy created by Mr. Hudson's retirement. The Board would like to express its sincere gratitude to Mr. Hudson for his nine years of dedicated service to Triton and his valuable contribution to our success.

     Each director elected at the meeting will hold office until the expiration of his term in 2004. The directors who are not up for election this year will continue in office for the remainder of their terms. The following is certain information concerning each of the nominees for election, as well as information concerning those directors whose terms are continuing. We do not believe there are any family relationships among our directors and officers.

NOMINEES  FOR  DIRECTOR  -  TERM  EXPIRING  2004

     The  Board  of Directors has nominated Tom C. Davis, James C. Musselman and
C. Lamar Norsworthy for election at the meeting. Each of the nominees has indicated that he is willing to continue to serve as a member of the Board if elected. If a nominee becomes unavailable for election for any reason, the proxy holders will vote for the election of another nominee proposed by the Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

     The following is a summary of the background of each of the nominees for election at the meeting:

     Tom C. Davis (age 52). Mr. Davis has served as Chief Executive Officer of The Concorde Group, a private investment firm, since March 2001. Mr. Davis had served as Managing Partner of Credit Suisse First Boston's (formerly Donaldson, Lufkin & Jenrette Securities Corporation) investment banking and corporate finance activities in the Southwest from March 1984 to February 2001. Mr. Davis is also a director of Suiza Foods Corporation.

     James C. Musselman (age 53). Mr. Musselman was elected a director of Triton in May 1998 and was elected Chief Executive Officer in October 1998. Previously, Mr. Musselman has served as Chairman, President and Chief Executive Officer of Avia Energy Development, LLC, a private company engaged in gas processing and drilling, since September 1994. From June 1991 to September 1994, Mr. Musselman was the President and Chief Executive Officer of Lone Star Jockey Club, LLC, a company formed to organize a horse racetrack facility in Texas.

     C. Lamar Norsworthy (age 54). Mr. Norsworthy has served as a director of Triton since 1998. Mr. Norsworthy has served as Chairman of the Board and Chief Executive Officer of Holly Corporation, an independent refiner of petroleum and petroleum derivatives, since 1979. He also served as President of Holly Corporation from 1988 to 1995.

CONTINUING  DIRECTORS  -  TERM  EXPIRING  2002

     The current Class I directors of Triton who are not standing for re-election at the meeting and whose terms will expire at our Annual Meeting of Shareholders in 2002 are:

     Jack D. Furst (age 42). Mr. Furst has served as a director of Triton since 1998. Mr. Furst is a Partner of Hicks, Muse, Tate & Furst Incorporated, a private investment firm located in Dallas, New York, St. Louis, Buenos Aires and London specializing in strategic investments, leveraged acquisitions and recapitalizations. From 1987 to May 1989, Mr. Furst was a vice president and subsequently a partner of Hicks & Haas Incorporated, a Dallas-based private investment firm. Mr. Furst also serves as a director of Cooperative Computing, Inc., Globix Corporation, Hedstrom Corporation, Hedstrom Holdings, Inc., Home Interiors & Gifts, Inc., International Wire Group, Inc., LLS Corp. and Viasystems Group, Inc.

     Michael E. McMahon (age 53). Mr. McMahon has served as a director of Triton since 1993. Mr. McMahon has served as a partner in RockPort Partners LLC, a merchant banking company, since June 1998. From July 1997 to June 1998, Mr. McMahon was a Managing Director of Chase Securities, Inc., and from October 1994 until July 1997, he was a Managing Director of Lehman Brothers. Prior to joining Lehman Brothers, Mr. McMahon had been a partner in Aeneas Group, Inc., a subsidiary of Harvard Management Company, Inc., since January 1993. Harvard Management Company, Inc. is a private investment company responsible for managing the endowment fund of Harvard University. Mr. McMahon was primarily responsible for the fund's energy and commodities investments. Mr. McMahon also serves as a director of Spinnaker Exploration Company.

     C. Richard Vermillion, Jr. (age 55). Mr. Vermillion has served as a director of Triton since 1998. Mr. Vermillion has served as a director of Varel International, Inc., a drill bit manufacturer and distributor, since August 1998, Chairman of Seismic Energy Products L.P., a manufacturer of structural bearings, since November 1996, Chairman of Gammaloy Holdings L.P., an oilfield service firm, since February 1996, and President of MV Partners, Inc., a private investment firm, since June 1995. From October 1993 to June 1995, Mr. Vermillion was a Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation, an investment banking firm.

     J. Otis Winters (age 68). Mr. Winters has served as a director of Triton since 1998. Mr. Winters also served as a director of Triton from September 1993 to May 1996. Mr. Winters was co-founder of PWS Group (formerly known as Pate, Winters & Stone, Inc.), a consulting firm, in 1989. Since 1989 he has served as Chairman of that company. Mr. Winters also serves as a director of Dynegy, Inc. and Panja Corporation.

CONTINUING  DIRECTORS  -  TERM  EXPIRING  2003

     The current Class II directors of the Company who are not standing for re-election at the meeting and whose terms will expire at our Annual Meeting of Shareholders in 2003 are:

     Sheldon R. Erikson (age 59). Mr. Erikson has served as a director of Triton since 1995. Mr. Erikson has served as Chairman, President and Chief Executive Officer of Cooper Cameron Corporation, a petroleum and industrial equipment company, since January 1995 and has served as a director of that corporation since March 1995. Mr. Erikson was the Chairman of the Board from 1988 to 1995, and President and Chief Executive Officer from 1987 to 1995, of The Western Company of North America, an oil and gas service company. Mr. Erikson is also a director of Layne Christensen Company, NCI Building Systems, Inc. and Spinnaker Exploration Company.

     Thomas O. Hicks (age 55). Mr. Hicks has served as Chairman of the Board of Directors of Triton since 1998. Mr. Hicks has served as Chairman of the Board and Chief Executive Officer of Hicks, Muse, Tate & Furst Incorporated since 1989. From 1984 to May 1989, Mr. Hicks was Co-Chairman of the Board and Co-Chief Executive Officer of Hicks & Haas Incorporated. Mr. Hicks also serves as a director of Clear Channel Communications, Inc., Cooperative Computing, Inc., Home Interiors & Gifts, Inc., Lamar Advertising Company, LIN Holdings Corp.,
LIN Television Corporation, Mumm Perrier-Jouet, Sybron International Corporation, Teligent, Inc. and Viasystems Group, Inc.

     John R. Huff (age 55). Mr. Huff has served as a director of Triton since 1995. Mr. Huff has served as Chief Executive Officer of Oceaneering International, Inc., a company providing engineering and intervention services primarily for underwater operations, since August 1986, and as Chairman of the Board of Oceaneering International since 1990. He also served as President of Oceaneering International from 1986 to 1998. Mr. Huff is also a director of BJ Services Company and Suncor Energy Inc.

COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     During 2000, the Board of Directors met four times and each current director attended at least 75% of the aggregate of all Board and applicable committee meetings, other than Mr. Winters, who attended 72% of such meetings.

     The Board of Directors has an Executive Committee, which has the authority, subject to restrictions imposed by Cayman Islands law and the Company's Articles of Association, to act for the Board of Directors. Messrs. Musselman (Chairman), Erikson, Furst and Hicks currently are members of the Executive Committee. The Executive Committee met or acted by written consent three times during 2000.

     The Board of Directors has an Audit Committee, whose functions include the selection and evaluation of the independent auditors, along with the review in conjunction with the independent auditors of the plans and scope of the audit engagement. The committee's functions also include reviewing with the independent auditors their objectivity and independence and the results of their examination, approving the fee charged by the independent auditors and reviewing our internal controls. Messrs. Vermillion (Chairman), Hudson, Norsworthy and Winters currently are members of the Audit Committee. The Audit Committee met eight times during 2000.

     The Board of Directors has a Compensation Committee, which reviews and recommends the compensation to be paid to senior management, and interprets and helps administer our compensation plans. Messrs. Huff (Chairman), Furst, Hicks, McMahon and Winters currently are members of the Compensation Committee. The Compensation Committee met or acted by written consent twelve times during 2000.

     The Board of Directors has a Nominating Committee, which is authorized by the Board of Directors to recommend nominees for election to the Board of Directors and nominees to fill additional directorships that may be created and to fill vacancies that may exist on the Board of Directors. Messrs. Winters (Chairman), Furst, McMahon and Vermillion currently are members of the Nominating Committee. The Nominating Committee met or acted by written consent one time during 2000. The Nominating Committee will consider nominees recommended by shareholders. See "Shareholder Proposals."


            SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

     The following table lists, as of March 1, 2001 (except as noted below), the beneficial ownership of our shares by (i) each person known to us to own 5% or more of the outstanding ordinary shares and 8% convertible preference shares,
(ii) each of our directors and nominees for director, (iii) our Chief Executive Officer and each of our four other most highly compensated executive officers during 2000 (the "named executive officers"), and (iv) our directors, nominees and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all capital shares owned by them, unless otherwise noted.










                                                               SHARES BENEFICIALLY OWNED
                                   ------------------------------------------------------------------------

                                                      ORDINARY SHARES                 8% PREFERENCE SHARES
                                   ------------------------------------------------  ----------------------
                                                                                                              PERCENT OF
                                           NUMBER OF                PERCENT OF       NUMBER OF   PERCENT OF  TOTAL VOTING
      BENEFICIAL OWNER                     SHARES (1)                 CLASS            SHARES      CLASS       POWER
-------------------------------    --------------------------  --------------------  ----------  ----------  ------------




5% SHAREHOLDERS:
HM4 Triton, L.P.                                 21,960,448 (2)          37.9%       5,131,549        99.1%        37.7%
   c/o Hicks, Muse                 ,
   Tate & Furst
      Incorporated
   200 Crescent Court
   Suite  600
   Dallas,  Texas 75201

DIRECTORS AND EXECUTIVE OFFICERS:

Thomas O. Hicks (3)                              22,259,659              38.4        5,131,549        99.1         38.3
Tom C. Davis                                          5,000                *             ---           ---           *
Sheldon R. Erikson                                  100,000                *             ---           ---           *
Jack D. Furst                                         3,535                *             ---           ---           *
Fitzgerald S. Hudson                                249,740 (4)            *             ---           ---           *
John R. Huff                                        169,000 (5)            *             1,000          *            *
Michael E. McMahon                                  172,600                *             ---           ---           *
C. Lamar Norsworthy                                 102,500                *             ---           ---           *
C. Richard Vermillion, Jr.                           61,000                *             ---           ---           *
J. Otis Winters                                      66,800                *             ---           ---           *
James C. Musselman                                  319,286                *             ---           ---           *
A. E. Turner, III                                   194,596                *             ---           ---           *
W. Greg Dunlevy                                      63,521                *             ---           ---           *
Marvin Garrett                                       29,961                *             ---           ---           *
Brian Maxted                                         67,717                *             ---           ---           *
All directors, nominees and
  executive officers as a group
 (15 persons)                                    23,864,915 (6)          40.2        5,132,549        99.1         40.0

___________________
*  less than 1%


(1) Includes shares held for the account of the named executive officers pursuant to our 401(k) savings plan, shares held by or for the benefit of wives and minor children of directors and executive officers and entities in which directors or executive officers hold a controlling interest, and includes the number of shares indicated as follows that are issuable upon exercise of stock options that are currently exercisable, or are exercisable within 60 days from April 1, 2001: Mr. Erikson, 90,000 shares; Mr. Hudson, 195,000 shares; Mr. Huff, 150,000 shares; Mr. McMahon, 172,500 shares; Mr. Norsworthy, 67,500 shares; Mr. Vermillion, 60,000 shares; Mr. Winters, 60,000 shares; Mr. Musselman, 298,333 shares; Mr. Turner, 189,666 shares; Mr. Dunlevy, 53,583 shares; Mr. Garrett, 24,999 shares; Mr. Maxted, 67,717 shares; and the directors and executive officers as a group, 1,429,298 shares.

(2) Includes 20,526,196 ordinary shares into which the 5,131,549 8% convertible preference shares held by HM4 Triton, L.P. could be converted.

(3) Share ownership includes all of the shares beneficially owned by HM4 Triton, L.P. Mr. Hicks is a controlling person of the general partner of HM4 Triton, L.P. and as such, may be deemed to be the beneficial owner of the shares owned by HM4 Triton, L.P. Mr. Hicks disclaims beneficial ownership of the shares owned directly by HM4 Triton, L.P. In addition, Mr. Hicks' share ownership includes 665 shares held as trustee of certain trusts for the benefit of his children, and 3,141 shares held by two partnerships whose general partners are controlled by Mr. Hicks.

(4) Includes 27,740 shares held by partnerships in which Mr. Hudson owns a 1% interest and for which Mr. Hudson serves as general partner, and stock options held by trusts established for the benefit of family members of Mr. Hudson as to which Mr. Hudson disclaims beneficial ownership.

(5) The number of ordinary shares beneficially owned includes the 4,000 ordinary shares Mr. Huff could acquire by converting the 8% convertible preference shares he owns.

(6) Includes ordinary shares issuable upon conversion of 8% convertible preference shares.


                                 PROPOSAL NO. 2
                      APPROVAL OF 2001 SHARE INCENTIVE PLAN

     The directors approved the 2001 Share Incentive Plan on March 14, 2001, subject to shareholder approval at this meeting. The plan is summarized below. See Annex A for the full text of the 2001 Share Incentive Plan. As of March 14, 2001, we had available for issuance under other stock option and employee stock purchase plans a total of approximately 595,000 ordinary shares, and there were outstanding stock options to purchase a total of approximately six million ordinary shares.

     Purpose and Eligibility. The purpose of the plan is to attract and retain for Triton highly qualified officers, employees, directors and advisors and to provide them with an equity interest in Triton. In general, awards may be granted at the discretion of Triton's Board of Directors or the Compensation Committee of the Board. Any officer, employee, director and advisor of Triton is eligible.

     Shares Available Under the Plan; Types of Awards. A total of 1,000,000 ordinary shares are authorized for issuance under the plan. Awards under the plan can take the form of stock options and restricted stock grants, as the Board of Directors or the Compensation Committee may determine from time to time. Stock options may be in the form of "incentive stock options," which are designed to qualify for favorable tax treatment under section 422 of the Internal Revenue Code, or "nonqualified stock options," which are not designed to qualify for this tax treatment. Additionally, the plan allows individuals to receive ordinary shares in lieu of cash compensation. These shares are referred to in this description as "elected shares." To the extent awards are intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code, the following additional limitations are imposed under the plan:
(1) no more than 600,000 shares, in total, may be granted as stock options to any one individual during the term of the plan, and (2) no more than 300,000 shares, in total, may be granted as restricted shares to any one individual during the term of the plan. The share limitations may be adjusted as a result of action by the Board that affects our ordinary shares or if an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the plan.

     The plan will continue the automatic grant of options to purchase 15,000 ordinary shares to our non-employee directors on the first trading day of January each year. These stock options will have an exercise price equal to the closing price of the ordinary shares on the date of grant, will be fully exercisable upon issuance and will terminate upon the earlier to occur of the tenth anniversary of the date of grant or five years following the termination of service as a director (other than for cause).

     Administration. The plan generally will be administered by the Compensation Committee of the Board. The Committee will determine to whom awards will be granted, and will have the authority to interpret the plan, to determine the type and terms of awards to be granted, including the amount of each award and the times at which each award will be exercisable or vested, and to take any other action the Committee deems necessary or desirable for the administration of the plan.

     Plan Amendment and Termination. The Committee may terminate or amend the plan at any time for any reason; provided, however that such termination or amendment does not adversely affect the terms of any outstanding stock options, restricted shares or elected shares. The plan does not permit the Committee to reprice stock options without shareholder approval.

     Stock Options. The exercise price for stock options cannot be less than 100% of the fair market value of the ordinary shares on the date of grant. If an incentive stock option is granted to an individual who owns 10% or more of the total combined voting power of all classes of shares of Triton or our subsidiaries, the exercise price must be at least 110% of the fair market value of the ordinary shares on the date of grant. An optionee who elects to exercise an option may pay the exercise price (i) in cash, (ii) by certified check, (iii) in ordinary shares, (iv) by a promissory note, (v) by delivery of instructions to use a broker or dealer to exercise the shares or (vi) in any combination of any of the foregoing as the Committee determines. The term of options granted under the plan will be determined by the Committee at the time of each option grant, but will not exceed 10 years; provided, however that an incentive stock option granted to an individual who owns more than 10% or more of the total combined voting power of all classes of shares of Triton or our subsidiaries must not have a term of greater than five years.

     Restricted Shares. Restricted shares may not vest until the restrictions expire or performance criteria associated with the award are met. An employee receiving a restricted share award will have the right to vote the shares and receive any cash dividends during the restricted period. The Committee has the authority to grant elected shares in lieu of all or a portion of the cash compensation payable under any compensation program of the Company. The number and type of shares distributed, as well as the terms and conditions of any stock compensation, if any, will be determined by the Committee.

     Change of Control. In the event of a change of control, any outstanding stock option and restricted share award (unless otherwise provided in the award agreement) will automatically vest.

     Federal  Income  Tax  Consequences

          Stock Options. An optionee generally will not recognize taxable income
          -------------
upon the grant or exercise of an incentive stock option and we generally will not be entitled to any business expense deduction with respect to the grant or exercise of the option. If the optionee has held the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

          The holder of an incentive stock option may be subject to the alternative minimum tax ("AMT") in the year the incentive stock option is exercised because proceeds from the exercise are preference income as defined by the Internal Revenue Code and are subject to an AMT calculation. AMT income on the incentive stock option is equal to the difference between the fair market value of the shares as of the date of exercise and the exercise price of the option multiplied by the number of shares. The AMT calculation is made in the same tax year as the regular, ordinary income tax calculation and the optionee is required to generally pay the greater of the AMT or the ordinary income tax. In addition, at the time the optionee sells the incentive stock option shares he will (assuming the shares are held one year or more) be required to pay capital gains tax on the difference between the sale price and the exercise price, regardless of whether the optionee paid ordinary income tax or AMT during the year that the incentive stock option was exercised.

          In general, an optionee to whom a nonqualified stock option is granted will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, an optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. We generally will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

          Restricted  Shares.  In general, a recipient of restricted shares will
          ------------------
not recognize taxable income upon the grant of restricted shares, unless he makes an election to be taxed in the year of receipt. The recipient can elect to report as ordinary income the difference between the fair market value of the shares on the date of receipt and the amount, if any, he paid for the shares. If the recipient makes this election, any future appreciation of the shares will be eligible for capital gains treatment if the shares are held for one year.

          If the recipient does not make this election, he will recognize taxable income at the time the restrictions on the shares expire, or his interest in the shares otherwise is no longer subject to a substantial risk of forfeiture. The amount of income he will recognize will be equal to the difference between the fair market value of the shares at that time and the amount, if any, that he paid for the shares. The recipient's rights in restricted shares are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon his future performance of substantial services. We will be entitled to a business expense deduction for the amount the participant includes in his taxable income, subject to any limitation resulting from section 162(m) of the Internal Revenue Code.

          If a recipient sells the shares, the amount of taxable gain will be the excess of the amount he realizes on the sale over the sum of the amount, if any, he paid for the shares and the compensation he includes in his taxable income. For shares held for more than one year, he would realize long-term capital gain or loss upon disposition.

          Elected  Shares.  Elected  shares  will  be subject to ordinary income
          ---------------
treatment upon receipt. Specifically, the recipient of the shares will have ordinary income equal to the fair market value of the shares. We will be entitled to a corresponding business expense deduction. Upon disposition of the shares the recipient will be entitled to capital gains treatment, provided that he holds the shares for one year.

          Performance-Based Compensation. Section 162(m) of the Internal Revenue
          ------------------------------
Code restricts the deductibility of compensation in excess of $1 million paid to certain executive officers in a given year. There is an exception to the deduction limitation for awards that are performance-based and meet objective criteria, and the plan allows for the grant of this type of performance-based compensation. If the Compensation Committee determines to grant an award that it desires to qualify as "performance-based compensation," the Committee will use one or more of the following criteria, among others, to establish performance goals for performance-based compensation:

   - revenues, net income, pretax earnings, earnings before interest, depreciation and amortization, operating earnings after interest expense, or operating income,

   - reserves, net assets, return on assets, return on investment, return on capital or return on equity,

   -  total shareholder return,

   -  debt reduction, and

   - any of the above goals compared to an index the Compensation Committee determines is applicable.

          The Compensation Committee may also establish individual performance goals for the grant of performance-based compensation.

          New Plan Benefits. No grants have been made to any director or executive officer under the plan at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.


                           MANAGEMENT COMPENSATION


SUMMARY  COMPENSATION  TABLE

     The following table sets forth certain information regarding compensation we paid or accrued for services rendered during 2000, 1999 and 1998 to our Chief Executive Officer and each of the other named executive officers.




                                                                                   LONG-TERM COMPENSATION
                                                                              ---------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                              ---------------------  ----------
                                                                                         SECURITIES
                                            ANNUAL COMPENSATION                          UNDERLYING
                                  -----------------------------------------  RESTRICTED   OPTIONS/                  ALL OTHER
    NAME AND               FISCAL                            OTHER ANNUAL      STOCK        SARS       LTIP       COMPENSATION
PRINCIAL POSITION           YEAR   SALARY($)   BONUS($)    COMPENSATION (1)  AWARDS(S)     (#)(2)     PAYOUTS          ($)
-----------------          ------ ----------  -----------  ----------------  ---------  -----------  ----------   ------------

James C. Musselman (3)       2000  525,000      262,500          ----           ----       150,000      ----           33,717
 President and Chief         1999  500,000      495,000          ----           ----       350,000      ----            2,500
 Executive Officer           1998  132,000        ----           ----           ----       315,000      ----             ----


A. E. Turner, III            2000  367,500      183,750          ----           ----       125,000      ----            18,852 (4)
 Senior Vice President and   1999  350,000      262,500          ----           ----       170,000      ----            17,232
 Chief Operating Officer     1998  350,000      200,000          ----           ----       203,000      ----            16,337


W. Greg Dunlevy              2000   183,456     100,000          ----           ----        75,000      ----            12,655 (5)
 Senior Vice President and   1999   174,720      87,360          ----           ----        85,000      ----            11,984
 Chief Financial Officer     1998   174,720      38,104          ----           ----        57,250      ----            11,470


Marvin Garrett               2000   170,000     130,000          ----           ----       100,000      ----            15,924 (6)
 Vice President, Production  1999   146,156      75,000          ----           ----        65,000      ----             8,769
                             1998   136,822      10,262          ----           ----        36,750      ----             8,209


Brian Maxted                 2000   200,000     110,000          ----           ----       100,000      ----             4,800 (7)
 Senior Vice President,      1999   170,000     102,000          ----           ----       125,000      ----             4,800
 Exploration                 1998   170,000      69,420          ----           ----       120,500      ----             4,800



__________________________

(1) Excludes perquisites and other personal benefits if in total they do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2)  These  are  stock  options  to  acquire  ordinary  shares.

(3) Mr. Musselman was elected a director of Triton in May 1998 and became Chief Executive Officer in October 1998. Compensation for 1998 includes directors fees aggregating $7,000 paid to Mr. Musselman while he was a non-employee director (through October 1998). The All Other Compensation amount for 2000 consists of $10,500 in employer contributions to our 401(k) savings plan and $23,217 in respect of life insurance premiums for Mr. Musselman's benefit.

(4) Consists of $10,500 in employer contributions to our 401(k) savings plan and $8,352 in respect of life insurance premiums for Mr. Turner's benefit.

(5) Consists of $10,500 in employer contributions to our 401(k) savings plan and $2,155 in respect of life insurance premiums for Mr. Dunlevy's benefit.

(6) Consists of $10,200 in employer contributions to our 401(k) savings plan and $5,724 in respect of life insurance premiums for Mr. Garrett's benefit.

(7) Consists of $4,800 in respect of life insurance premiums for Mr. Maxted's benefit.


OPTION  GRANTS  IN  2000

     The following table provides information regarding options granted to the named executive officers in 2000.



                                               INDIVIDUAL GRANTS
                          ------------------------------------------------------------
                                                                                           POTENTIAL REALIZABLE
                                           % OF TOTAL                                       VALUE AT ASSUMED
                           NUMBER OF        OPTIONS/                                     ANNUAL RATES OF STOCK
                          SECURITIES          SARS                                      PRICE APPRECIATION FOR
                          UNDERLYING       GRANTED TO     EXERCISE OR                        OPTION TERM(1)
                          OPTIONS/SARS    EMPLOYEES IN    BASE PRICE                    -----------------------
                          GRANTED(#)(2)  FISCAL YEAR(3)    ($/SH)(4)   EXPIRATION DATE    0%     5%($)    10%($)
                          -------------  --------------  ------------  ---------------  -----  -------  ---------
James C. Musselman          150,000           9%             39.125      10/6/2005       ---   520,635  2,193,866
A. E. Turner, III           125,000           8              39.125      10/6/2005       ---   433,862  1,828,221
W. Greg Dunlevy              75,000           5              39.125      10/6/2005       ---   260,317  1,096,933
Marvin Garrett              100,000           6              39.125      10/6/2005       ---   347,090  1,462,577
Brian Maxted                100,000           6              39.125      10/6/2005       ---   347,090  1,462,577


_____________________

(1) Under the rules of the Securities and Exchange Commission, the "potential realizable value" of a stock option is calculated by assuming that the market price of the underlying ordinary shares on the date the stock option was granted appreciates at an annual compounded rate of 5% and 10%, respectively, over the terms of the options, irrespective of the current price of the ordinary shares. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment.

(2) The options have a term of five years and vest one-third per year. In the event of a change of control of Triton, any unexercisable portions of options become immediately exercisable. For the purposes of our stock option plans, "change of control" has the same definition as that for our Supplemental Executive Retirement Plan, which is set forth below.

(3) Options are calculated as a percentage of the sum of all options granted to employees in 2000 (excluding options granted in 2000 to non-employee directors).

(4) In the case of each grant, the exercise price was greater than the closing price of the ordinary shares on the date of grant. On October 6, 2000, the closing price was $33.375. The officer may pay an option's exercise price by delivering ordinary shares he owns, by paying cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Compensation Committee.



AGGREGATED  OPTION  EXERCISES  IN  2000  AND  YEAR-END  OPTION  VALUES

     The following table provides information related to the number and value of options held by the named executive officers at December 31, 2000.




                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                       OPTIONS/SARS                  OPTIONS/SARS
                       SHARES                          AT FY-END (#)                AT FY-END ($)(1)
                     ACQUIRED ON     VALUE     ----------------------------  ----------------------------
                     EXERCISE(#)   REALIZED($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    ------------  -----------  -------------  -------------  -------------  -------------

James C. Musselman      100,000  $ 2,484,620        231,667        483,333   $  3,358,339   $  5,166,662
A. E. Turner, III       116,666    2,303,969        183,000        293,334      2,152,645      2,512,822
W. Greg Dunlevy          10,000      275,000         50,250        140,000        740,335        988,228
Marvin Garrett           22,250      629,231         23,333        151,667        357,809        781,566
Brian Maxted             53,700    1,560,850         58,967        215,833        794,920      1,652,755


__________________________

(1) Value at fiscal year end is calculated based on the difference between the option exercise price and the closing market price of the ordinary shares at December 29, 2000, multiplied by the number of shares to which the option relates. On December 29, 2000, the closing price was $30.

PENSION  PLAN  TABLE

     The following table lists estimated annual benefits payable upon retirement under our Retirement Income Plan ("Retirement Plan"), including amounts attributable to our Supplemental Executive Retirement Plan ("SERP"), to participants with varying average earnings levels and years of service.





                       YEARS OF CREDITED SERVICE
               -------------------------------------------
REMUNERATION      10       15       20       25       30
-------------  -------  -------  -------  -------  -------

$  150,000      56,568   57,541   58,514   59,487   60,460
   200,000      81,568   82,614   83,660   84,706   85,752
   250,000     106,568  107,614  108,660  109,706  110,752
   300,000     131,568  132,614  133,660  134,706  135,752
   350,000     156,568  157,614  158,660  159,706  160,752
   400,000     181,568  182,614  183,660  184,706  185,752
   450,000     206,568  207,614  208,660  209,706  210,752
   500,000     231,568  232,614  233,660  234,706  235,752
   550,000     256,568  257,614  258,660  259,706  260,752
   600,000     281,568  282,614  283,660  284,706  285,752
   650,000     306,568  307,614  308,660  309,706  310,752
   700,000     331,568  332,614  333,660  334,706  335,752


     Payments made under the Retirement Plan and SERP are based on years of service and annual earnings. Salary and wages are included in the calculation of average earnings, but bonuses, overtime, severance pay and fringe benefits are excluded. The SERP generally provides that a participant may elect to receive benefits under the SERP in equal monthly installments over a period of 20 years. We have purchased life insurance to fund a portion of our obligations under the SERP.

     Under the Retirement Plan, the benefit a participant is entitled to receive at his normal retirement date (age 65) is equal to .8% of his average monthly compensation multiplied by his years of service, not to exceed 30 years, plus
 .65% of his excess average monthly compensation multiplied by his years of service, not to exceed 30 years. The Retirement Plan also provides an optional early retirement benefit under which a participant may qualify for a reduced pension after reaching age 55 and the completion of five years of service.

     The SERP provides supplemental retirement benefits to selected employees. The benefit levels under the SERP upon normal (age 60) or early retirement are based on the participant's final average compensation at retirement reduced by the participant's accrued benefit under the Retirement Plan and further reduced by the participant's primary Social Security benefits. The offset for Social Security does not apply to any benefit payable before a participant reaches the age of 62. The normal retirement benefit is 50% of average compensation less 100% of anticipated social security less the Retirement Plan benefit multiplied by the accrual percentage. The accrual percentage is 10% for each completed year of service up to 100%. In the event of a change of control, the participant will become fully accrued in the SERP benefit, the benefit will be distributed as a lump sum, and the participant will receive an additional payment as a "gross-up" to cover tax liabilities such that the net lump sum benefit is retained by the participant. There will be deemed to be a change of control if any of the following occurs:

   - the sale of all or substantially all of our assets, or the consummation of a merger or other form of business combination in which (1) we are not the surviving corporation or (2) where we are the surviving corporation, our ordinary shares would be converted into cash, securities or other property, or the holders of our ordinary shares immediately prior to the business combination would represent less than a majority of the common stock of the surviving corporation immediately after the business combination,

   - any person or group becomes, without the prior approval of our Board of Directors, a beneficial owner of our securities representing 25% or more of our then outstanding securities having the right to vote in the election of directors, or

   - during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of our directors, unless the nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office.

     For 2000, the remuneration included in the computation of annual earnings under the Retirement Plan and the SERP for each of the executive officers named in the Summary Compensation Table was as follows: James C. Musselman, $525,000;
A. E. Turner, III, $367,500; W. Greg Dunlevy, $183,500; Marvin Garrett, $170,000; and Brian Maxted, $200,000. The years of credited service under the Retirement Plan and the SERP for each of those individuals were as follows:
James C. Musselman, 2; A. E. Turner, III, 7; W. Greg Dunlevy, 8; Marvin Garrett, 6; and Brian Maxted, 7.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     General. The Compensation Committee of the Board of Directors comprises non-employee directors. The Compensation Committee, as part of its review and consideration of executive compensation, takes into account, among other things, the following goals:

   - Provision of incentives and rewards that will attract and retain highly qualified and productive people;

   -  Motivation of employees to high levels of performance;

   -  Differentiation of individual pay based on performance;

   -  Ensuring external competitiveness and internal equity; and

   -  Alignment of Company, employee and shareholder interests.

     The principal components of executive compensation are base pay, discretionary bonus, and long-term incentives in the form of stock options. Executive compensation also includes various benefit and retirement programs. Each element has a somewhat different purpose and all of the determinations of the Compensation Committee regarding the appropriate form and level of executive compensation, including the compensation of the Chief Executive Officer, historically have been negotiated with newly retained executives and thereafter reviewed and adjusted based on the Compensation Committee's ongoing assessment and understanding of the oil and gas business and our relative position in that business, and the Company and our executive officers.

     Management  Compensation  for  2000

     In late 1999, management presented to the Board, and the Board approved, a plan and budget for 2000. The plan focused on the continued development and exploration of our interest offshore Equatorial Guinea, and the maximization of the value of our interests in Colombia, the Gulf of Thailand and the remainder of our exploration portfolio, while maintaining financial flexibility. The Compensation Committee believes that management successfully executed that strategy by accomplishing the following goals:

   - Bringing the Ceiba field offshore Equatorial Guinea from discovery to production in record time;

   - Enhancing Triton's exploration portfolio through the acquisition of interests in new blocks offshore Equatorial Guinea and Gabon;

   - Improving Triton's capital structure by restructuring long-term debt and calling the 5% convertible preference shares; and

   - Increasing profitability and cash flow - while Triton benefited from more favorable oil prices, the Committee determined that management successfully contained operating and general and administrative expenses, as well as capital expenditures.

     The Committee believes management was successful in accomplishing its operational and financial goals, and accordingly, approved salary increases and bonuses, and the grant of stock options, for the executive officers. The accomplishment of any one of the above goals was not, however, given greater weight than any other in determining salary, bonus or stock option amounts.

     In determining salary increases for executive officers, in general, the Compensation Committee approved increases of about 10% to 30%, adjusted for specific executive officers in the Committee's subjective judgment. In determining bonuses for the executive officers, the Committee noted that, under Triton's compensation policy, in general and subject to the Committee's judgment, the maximum bonus for which the executive officers other than the Chief Executive Officer were eligible was 75% of salary. While the Committee recognized the operational successes of the Company as listed above, the Committee noted that Triton's share price did not perform well relative to other oil and gas companies. Accordingly, the Committee awarded bonuses of about 50% of each executive officer's salary, except in the case of Mr. Garrett, Triton's Vice President, Production, who was awarded a bonus of approximately 75% of his salary.

     In determining the level of stock options to be granted to executive officers, in general, the Compensation Committee approved the grants recommended by management, subject to adjustment by the Committee based on the Committee's subjective judgment as to individual performance. The Compensation Committee continues to believe that an emphasis on equity compensation is in the best interests of shareholders because it more closely aligns management and shareholder interests and maximizes the availability of cash for significant capital expenditures. However, the Compensation Committee established the exercise price for the stock options at $39.125, which was greater than the closing price of the ordinary shares as of the date of grant, in order to provide greater incentive to management to increase shareholder value.

     Chief Executive Officer's 2000 Compensation. The Compensation Committee determines the compensation of James C. Musselman, our President and Chief Executive Officer, and is responsible for making all decisions with regard to his compensation. With regard to the 2000 bonus for Mr. Musselman, the Committee referred to the compensation plan based on performance goals, as approved by the shareholders at the 1996 Annual Meeting. Under that plan, the Chief Executive Officer is eligible for a bonus of up to 100% of his salary if his performance is deemed to be "outstanding." For the reasons discussed above, the Committee determined that Mr. Musselman should be awarded a bonus of 50% of his salary, and a salary increase of 5%. In addition, the Committee approved stock options to purchase a total of 150,000 shares for the reasons described above with regard to the other executive officers.

     Compensation Committee Members. This report is submitted by the members of the Compensation Committee of the Board of Directors:


               John R. Huff (Chairman)        Jack D. Furst
               Thomas O. Hicks                Michael E. McMahon
               J. Otis Winters

STOCK  PERFORMANCE  CHART

     The following chart compares the yearly percentage change in the cumulative total shareholder return on our ordinary shares during the five years ended December 31, 2000, with (i) the cumulative total return on the S&P 500 Index and
(ii) a peer group of certain oil and gas exploration and development companies selected by us. The peer group we selected consists of Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources Inc., Devon Energy Corporation (beginning August 31, 2000, and prior to that, Santa Fe Snyder Corp.), EOG Resources, Inc., Ocean Energy, Inc. (beginning March 31, 1999, and prior to that Seagull Energy Corporation), Oryx Energy Company (through the fourth quarter 1998), Pioneer Natural Resources Company (beginning August 8, 1997, and prior to that Mesa Inc.), and Union Texas Petroleum Holdings, Inc. (through June 29, 1998). The comparison assumes $100 was invested on December 31, 1995, in our ordinary shares and in each of the foregoing indices and that all dividends were reinvested. The returns of each issuer in the selected peer group have been weighted according to their stock market capitalization as of the beginning of each period.




                             CUMULATIVE TOTAL RETURN
               Based upon an initial investment of $100 on December 31, 1995 with dividends reinvested


                                                                          Custom Composite Index
                       Triton Energy Ltd.   S&P 500-Registerd Trademark        (9 Stocks)
Dec-95                  $           100      $                    100      $               100
Dec-96                               85                           123                      125
Dec-97                               51                           164                      117
Dec-98                               14                           211                       86
Dec-99                               36                           255                       95
Dec-00                               52                           232                      177

Source: Georgeson Shareholder Communications Inc.



EMPLOYMENT  AGREEMENTS

     We have entered into employment agreements with Messrs. Musselman, Turner, Dunlevy, Garrett and Maxted. Among other provisions, the agreements with Messrs. Musselman and Turner provide that the officer will be entitled to receive specified benefits in the event of the termination of his employment. If, prior to the occurrence of a change of control, the officer's employment is terminated for a reason other than (a) his death, disability or retirement, (b) for cause, or (c) his voluntary termination other than for good reason, (1) he will be entitled to receive his salary for 18 months following the date of termination and (2) his stock options will become fully vested and remain exercisable for one year.

     If a change of control occurs and within two years following the change of control the employment of Mr. Musselman or Mr. Turner is terminated for a reason other than (a) his death, disability or retirement, (b) for cause, or (c) his voluntary termination other than for good reason, he will be entitled to receive a lump sum severance payment equal to the sum of the following amounts: (1) three times the sum of (x) the highest annual base salary in any of the three preceding years, (y) the highest of the aggregate bonuses in any of the preceding three years and (z) the highest of the contributions made by us on his behalf in respect of our 401(k) plans in any of the three preceding years; (2) an amount equal to the lump sum payment to which he would be entitled under the SERP in the event of a change of control as defined in the SERP (in lieu of further payments under the SERP); (3) the present value of the difference in retirement benefit to which he would have been entitled if he would have accumulated three additional years of service after the date of termination; and
(4) in the event he is subject to the excise tax imposed by section 4999 of the Internal Revenue Code as a result of the change of control, an additional "gross-up" amount such that, after payment of such excise tax, and any other taxes on such additional amount, he will be entitled to a net amount equal to the amounts set forth in the agreement. In addition, in the event of a change of control, his options will be fully vested and will remain outstanding for one year from the date of termination.

     The employment agreements with Messrs. Dunlevy, Garrett and Maxted provide certain benefits only in the event of the termination of employment following a change of control. If, following a change of control, the officer's employment is terminated for a reason other than (a) his death, disability or retirement,
(b) for cause, or (c) his voluntary termination other than for good reason, each of Messrs. Dunlevy's and Maxted's agreements provide that he will be entitled to receive a lump sum severance payment equal to the sum of the following amounts:
(1) three times the sum of (x) the highest annual base salary in any of the three preceding years, (y) the greater of the highest of the aggregate bonuses in any of the preceding three years or 15% of the highest annual base salary in any of the three preceding years and (z) the highest of the contributions made by us on his behalf in respect of our 401(k) plans in any of the three preceding years; (2) the aggregate spread between the exercise prices of all stock options held by the officer, whether or not then exercisable, and the highest price per ordinary share actually paid in connection with any change of control; (3) the present value of the difference in retirement benefit to which he would have been entitled if he would have accumulated three additional years of service after the date of termination; and (4) in the event he is subject to the excise tax imposed by section 4999 of the Internal Revenue Code as a result of the change of control, an additional "gross-up" amount such that, after payment of such excise tax, and any other taxes on such additional amount, he will be entitled to a net amount equal to the amounts set forth in the agreement. Mr. Garrett's employment agreement is essentially identical except that his severance benefit is calculated as two times the sum in clause (1) above over a two-year period.

     For the purposes of these employment agreements, there will be deemed to be a change of control if any of the following occurs:

   - the sale of all or substantially all of our assets, or the consummation of a merger or other form of business combination in which (1) we are not the surviving corporation or (2) if we are the surviving corporation, our ordinary shares are converted into cash, securities or other property, or the holders of our ordinary shares immediately prior to the business combination represent less than a majority of the common stock of the surviving corporation immediately after the business combination,

   - any person or group becomes a beneficial owner of our securities representing 25% (15% in the case of Messrs. Musselman and Turner) or more of our then outstanding securities having the right to vote in the election of directors, or

   - during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of our directors, unless the nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office.

DIRECTORS'  COMPENSATION

     Stock and Cash Remuneration. Our non-employee directors are entitled to receive an annual cash stipend of $25,000 plus $1,000 (or, $2,000 in the case of the committee chairmen) for each board or committee meeting attended. Members of the Board of Directors are also reimbursed for travel expenses to meetings of the Board of Directors and its committees. On the first trading day of January each year, our non-employee directors automatically receive nonqualified stock options to purchase 15,000 ordinary shares. The stock options have an exercise price equal to the closing price of the ordinary shares on the date of grant, are fully exercisable upon issuance, and terminate upon the earlier to occur of the tenth anniversary of the date of grant or five years following the termination of service as a director (other than for cause). Accordingly, in January 2001, each of Messrs. Erikson, Hudson, Huff, McMahon, Norsworthy, Vermillion and Winters received nonqualified stock options to purchase 15,000 ordinary shares with an exercise price of $29 7/16. If Mr. Davis is elected as a director at the meeting, he will receive nonqualified stock options to purchase 15,000 ordinary shares with an exercise price equal to the closing price of the ordinary shares on May 15, 2001.

     Retirement Plan for Directors. We have a retirement plan for our non-employee directors. In order to be eligible, a director must have served as an outside director for at least five years or, if a director has served less than five years, (i) have had his service on the Board as an outside director terminated due to death or disability or (ii) have a change of control of Triton occur while he was a director. The annual benefit under the retirement plan is $25,000, payable quarterly and commencing at the beginning of the fiscal quarter next following the later of the date on which a director (i) attains age 65 or
(ii) retires from the Board of Directors. If a director retires from the Board due to his death or disability, the payments to the director or his estate will commence at the beginning of the next fiscal quarter. The payment of benefits continue for a period equal to the number of years, rounded upwards to the nearest six months, during which the director served as an outside director, but not more than 10 years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION AND CERTAIN TRANSACTIONS

Transactions  with  HM4  Triton,  L.P.  and  its  Affiliates

     In August 1998, we entered into a Shareholders Agreement with HM4 Triton, L.P. and a Financial Advisory Agreement and a Monitoring and Oversight Agreement with Hicks, Muse & Co. Partners, L.P. Messrs. Hicks and Furst are owners of the general partner of Hicks, Muse & Co. Partners.

     The Shareholders Agreement provides that, subject to the following paragraph, so long as our Board of Directors consists of 10 members, HM4 Triton, L.P. may designate four nominees for election to the Board and we are obligated to cause HM4 Triton, L.P.'s designees to be nominated for election. If HM4 Triton, L.P. transfers its 8% convertible preference shares, it may also assign its right to designate Triton directors for nomination. Mr. Hicks was HM4 Triton, L.P.'s designee for nomination for election at the 2000 Annual Meeting and Messrs. Furst, Vermillion and Winters were HM4 Triton, L.P.'s designees for nomination for election at the 1999 Annual Meeting.

     The right of HM4 Triton, L.P. (and its designated transferees) to designate nominees for election to the Board will be reduced if the number of ordinary shares (assuming conversion of any 8% convertible preference shares into ordinary shares) held by HM4 Triton, L.P. and its affiliates is reduced as set forth below:






    Ownership of Ordinary Shares                                    Number of directors
(including 8% Convertible Preference                             entitled to be designated
Shares on an as-converted basis)(approx.)                             for nomination
-----------------------------------------                        -------------------------
greater than or equal to 14.8 million                                         4

less than 14.8 million, but greater than or equal to 9.9 million              3

less than 9.9 million, but greater than or equal to 4.9 million               2

less than 4.9 million, but greater than or equal to 197,500                   1

less than 197,500                                                             0







     So long as HM4 Triton, L.P. is entitled to designate one nominee for director, we are required to cause at least one HM4 Triton, L.P. director to be a member of each committee of the Board.

     In the Shareholders Agreement, we also agreed that, so long as HM4 Triton, L.P. and its affiliates continue to hold at least approximately 9.9 million ordinary shares (assuming conversion of any 8% convertible preference shares held by HM4 Triton, L.P. and its affiliates into ordinary shares), or shares representing in the aggregate at least 10% of the outstanding ordinary shares (assuming the conversion or exchange of all of our outstanding convertible or exchangeable securities), we would not take certain actions without the consent of HM4 Triton, L.P. Some of the actions that would require HM4 Triton, L.P.'s consent are listed below:

   - amending our Articles of Association or the terms of the 8% convertible preference shares with respect to the voting powers, rights or preferences of the holders of 8% convertible preference shares,

   - entering into a merger or similar business combination transaction, or effecting a reorganization, recapitalization or other transaction pursuant to which a majority of the outstanding ordinary shares or any 8% convertible preference shares are exchanged for securities, cash or other property,

   - authorizing, creating or modifying the terms of any securities that would rank equal to or senior to the 8% convertible preference shares,

   -  selling assets comprising more than 50% of our market value,

   - paying dividends on our ordinary shares or other shares ranking junior to the 8% convertible preference shares,

   -  incurring debt over a specified amount, and

   - commencing a tender offer or exchange offer for any of our ordinary shares.


     In the Shareholders Agreement, we have granted HM4 Triton, L.P. and persons to whom it transfers its shares certain rights to require us to file a registration statement with the Securities and Exchange Commission to permit them to freely sell the 8% convertible preference shares and ordinary shares they then own. The Shareholders Agreement provides that one or more holders may require us to effect up to five registrations under the Securities Act of 1933 if the shares proposed to be sold represent more than 20% of the then outstanding shares entitled to be registered. The Shareholders Agreement also provides certain "piggyback" registration rights to these holders whenever we propose to register an offering of any of our capital stock under the Securities Act of 1933. In addition, the Shareholders Agreement contains customary provisions regarding the payment of the holders' expenses relating to offerings by us in connection with the exercise of registration rights and regarding indemnification of us and the holders for certain securities law violations.

     The Financial Advisory Agreement designates Hicks, Muse & Co. Partners as our exclusive financial advisor in connection with any Sale Transaction (defined below) unless Hicks, Muse & Co. Partners and we agree to retain an additional financial advisor in connection with any particular Sale Transaction. The
Financial Advisory Agreement requires us to pay a fee to Hicks, Muse & Co. Partners in connection with any Sale Transaction in an amount equal to the lesser of (i) the fees then charged by first-tier investment banking firms for similar advisory services rendered in similar transactions or (ii) 1.5% of the value of the Sale Transaction. We would not have to pay this fee to Hicks, Muse & Co. Partners if our Chief Executive Officer elects not to retain any financial advisor in connection with the Sale Transaction. If we did retain an additional financial advisor in addition to Hicks, Muse & Co. Partners, the fee would be divided equally between Hicks, Muse & Co. Partners and the additional financial advisor. A "Sale Transaction" is defined as any merger, sale of securities representing a majority of our combined voting power, sale of assets representing more than 50% of the total market value of our assets or other similar transactions. We are also required to reimburse Hicks, Muse & Co. Partners for reasonable disbursements and out-of-pocket expenses it incurs in connection with its advisory services.

     Pursuant to the Monitoring Agreement, Hicks, Muse & Co. Partners provides financial oversight and monitoring services as we request and we pay to Hicks, Muse & Co. Partners an annual fee of $500,000, payable in quarterly installments. In addition, we are obligated to reimburse Hicks, Muse & Co. Partners for reasonable disbursements and out-of-pocket expenses either it or its affiliates incur for our account or in connection with the performance of its services.

     The Financial Advisory and Monitoring Agreements will remain in effect until the earlier of (i) September 30, 2008 or (ii) the date on which HM4 Triton, L.P. and its affiliates cease to beneficially own at least 5% of our outstanding ordinary shares (determined after giving effect to the conversion of all 8% convertible preference shares held by HM4 Triton, L.P. and its affiliates). We have agreed to indemnify Hicks, Muse & Co. Partners with respect to liabilities it may incur as a result of its services for us pursuant to the Financial Advisory Agreement and the Monitoring Agreement.

     We are also required to provide directors' and officers' liability insurance coverage for HM4 Triton, L.P. and its affiliates with respect to any claims brought against them relating to any act or omission of any Triton director in his or her capacity as a director of Triton. We are required to maintain this coverage for so long as HM4 Triton, L.P. is entitled to nominate any members of our Board of Directors.

     From time to time, an affiliate of Hicks, Muse, Tate & Furst Incorporated permits us to use a hunting facility in Texas for business purposes, and it charges us for the pro rata part of the related costs. During 2000, we paid approximately $87,500 to Hicks Muse in connection with the use of this facility.

Other  Transactions

     Both Cooper Cameron Corporation and Oceaneering International, Inc. were winning bidders to provide services as subcontractors in connection with our offshore development program in Equatorial Guinea. Cooper Cameron has provided, and continues to provide, certain subsea equipment and related services. During 2000, we paid Cooper Cameron approximately $44 million, and we expect the amounts we will pay under Cooper Cameron's current contracts will total approximately $40 million during 2001. Oceaneering also has provided, and continues to provide, certain subsea equipment and related services. During 2000, we paid Oceaneering approximately $2.6 million. We expect the amounts we will pay under Oceaneering's current contracts will total approximately $7 million during 2001. Mr. Erikson, a director of Triton, is the Chairman, President and Chief Executive Officer of Cooper Cameron Corporation, and Mr. Huff, a director of Triton, is the Chairman of the Board and Chief Executive Officer of Oceaneering International.

     In November 2000, we purchased from a subsidiary of Holly Corporation a one-half interest in a business aircraft for a purchase price of approximately $1.1 million, which was based on an independent appraisal of the aircraft. In addition, we agreed to reimburse that entity for our pro rata share of the costs of maintaining and operating the aircraft. Mr. Norsworthy, a director of Triton, is the Chairman and Chief Executive Officer of Holly Corporation.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     Triton's Board of Directors has established an Audit Committee, which operates under a written charter adopted by the Board of Directors. A copy of the charter is attached to this proxy statement as Annex B. All of the members of the Audit Committee are independent as determined in accordance with the rules of the New York Stock Exchange and the Securities and Exchange Commission. Triton's management is responsible for the Company's internal controls and the financial reporting processes. Triton's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the financial statements. Under the Audit Committee's charter, the primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to these processes. The Committee's functions also include the selection and evaluation of the independent auditors, the review in conjunction with the independent auditors of the plans and scope of the audit engagement and a review with the independent auditors of their objectivity and independence.

     In connection with the preparation of the audited financial statements included in Triton's Annual Report on Form 10-K for the year ended December 31, 2000:

   - The Committee reviewed and discussed the audited financial statements with management of the Company.

   - The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and Statement on Auditing Standards No. 90. In general, these auditing standards require the auditors to communicate to the Committee certain matters that are incidental to the audit, such as any initiation of or changes to significant accounting policies, management judgments, accounting estimates and audit adjustments, disagreements with management and the auditors' judgment about the quality of the Company's accounting principles.

   - The Committee received from the independent auditors disclosures regarding their independence required by Independence Standards Board Standard
      No. 1 and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Committee any relationship between the auditors and its related entities and Triton that in the auditor's professional judgment may reasonably be thought to bear on independence.

     Based on the review and discussions noted above, the Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2000, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.


     This report is submitted by the members of the Audit Committee of the Board of Directors:

       C. Richard Vermillion, Jr. (Chairman)       Fitzgerald S. Hudson
       C. Lamar Norsworthy                         J. Otis Winters


                           INDEPENDENT AUDITORS


     The Audit Committee of the Board of Directors has approved the selection of PricewaterhouseCoopers LLP as independent auditors to examine our accounts for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Set forth below is a summary of certain fees we paid to PricewaterhouseCoopers LLP for services in 2000 and for the 2000 audit. In determining the independence of PricewaterhouseCoopers LLP, the Audit Committee considered whether the provision of the non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

AUDIT  FEES

     The total fees, including reimbursement of expenses, we paid PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in our Forms 10-Q for the first three quarters in 2000, were $376,000.

ALL  OTHER  FEES

     The total fees, including reimbursement of expenses, we paid PricewaterhouseCoopers LLP for professional services rendered in 2000 other than for audit services were $217,000. During 2000, PricewaterhouseCoopers LLP did not provide us with financial information systems design and implementation services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all section 16(a) forms they file.

     Based solely on our review of the copies of such forms we received with respect to the year ended December 31, 2000, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors, officers and persons who own more than 10% of a registered class of our equity securities have been complied with, except that Mr. Hudson filed one report late regarding one transaction and Mr. Hicks filed three reports late regarding three transactions.

                              SHAREHOLDER PROPOSALS

     A shareholder who desires to present a proposal to our Annual Meeting of Shareholders in 2002 and to have the proposal set forth in our proxy statement for that meeting must submit the proposal to us no later than December 4, 2001. Any shareholder may submit any such proposal to Triton Energy, Attention:
Corporate Secretary, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206. All shareholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. We will only include in the proxy materials those proposals that we timely receive and that are proper for shareholder action (and otherwise proper).

     Pursuant to our Articles of Association, if a shareholder desires to nominate persons for election as directors at an Annual Meeting, the shareholder must deliver to our corporate secretary written notice no later than 90 days in advance of such Annual Meeting. The notice must state (i) the name and address, as it appears on our books, of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a record holder of our shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified; (iii) the number of ordinary shares beneficially owned by the shareholder; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934; and (vi) the consent of each nominee to serve as a director, if so elected.

     Any shareholder who desires to present proposals to our Annual Meeting of Shareholders in 2002 but who does not wish to have the proposals included in our proxy statement for that meeting must submit those proposals to us at our principal executive offices at the address above not later than February 15, 2002. If we do not receive those proposals by February 15, 2002, the persons named in the proxies we solicit in connection with the 2002 Annual Meeting will vote their proxies in their discretion with respect to such proposals.

                                  OTHER MATTERS

     The Annual Report to Shareholders for the year ended December 31, 2000, is enclosed. The Annual Report does not form a part of this proxy statement or the materials for the solicitation of proxies to be voted at the meeting.

     A COPY OF THE ANNUAL REPORT ON FORM 10-K OF TRITON ENERGY LIMITED, AS AMENDED, FOR THE PERIOD ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO TRITON ENERGY, ATTN: INVESTOR RELATIONS, 6688 NORTH CENTRAL EXPRESSWAY, SUITE 1400, DALLAS, TEXAS 75206 (TELEPHONE (214) 691-5200). WE WILL ALSO FURNISH THE ANNUAL REPORT ON FORM 10-K TO ANY "BENEFICIAL OWNER" OF SUCH SECURITIES AT NO CHARGE UPON RECEIPT OF A WRITTEN
REQUEST, ADDRESSED TO INVESTOR RELATIONS, AND CONTAINING A GOOD FAITH REPRESENTATION THAT, AT THE RECORD DATE, SUCH PERSON WAS A BENEFICIAL OWNER OF OUR SECURITIES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2001. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FURNISHED UPON THE PAYMENT OF A $.15 PER PAGE FEE.

     The accompanying proxy is being solicited on behalf our Board of Directors. We will pay the expenses of preparing, printing and mailing the proxy and the materials used in the solicitation.

     We have retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies, for a fee of $10,000 and the reimbursement of out-of-pocket expenses. Our directors, officers and employees may also solicit proxies, for no additional compensation from us. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of ordinary shares held by such persons, and we will reimburse them for their reasonable expenses.


     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE ADDRESSED TO US. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                            TRITON ENERGY LIMITED


                                            By Order of the Board of Directors


                                            Thomas J. Murphy
                                            Secretary

April  3,  2001




ANNEX  A

                              TRITON ENERGY LIMITED
                            2001 SHARE INCENTIVE PLAN

     Triton Energy Limited (the "Company") hereby establishes its 2001 Share Incentive Plan. Capitalized terms used herein are defined in Article I.

     The purpose of the Plan is to help the Company and its Subsidiaries attract and retain Directors, Employees and Advisors and to provide such persons with a proprietary interest in the Company, which will (a) increase the interest of the Directors, Employees and Advisors in the Company's welfare; (b) furnish an incentive to the Directors, Employees and Advisors to continue their services for the Company or its Subsidiaries; and (c) provide a means through which the Company or its Subsidiaries may attract able persons to enter its employ or serve as Directors, Employees or Advisors.

                                    ARTICLE I
                                   Definitions
                                   -----------

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Stock Options or to whom the Company chooses to issue Elected Shares or Restricted Shares in accordance with the Plan, provided that bona fide
                                                                       ---- ----
services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

     "Award" means any Elected Shares, Restricted Shares or Stock Options, together with any or right or interest, granted to a Participant under this Plan; provided that a Restricted Share Award shall cease to constitute an Award under this Plan with respect to Ordinary Shares subject to such Award for which restrictions have lapsed.

     "Board" means the Board of Directors of the Company as constituted from time to time.

     "Cause" means an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company, or other good cause. The term "other good cause" shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude, and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. To the extent that a Participant is a party to a written employment agreement with the Company or any Subsidiary that contains a provision setting forth consequences for termination for cause and a definition of cause, such definition shall control with respect to benefits granted hereunder.

     "Change  in  Control"  means the occurrence of any of the following events:
(i) there shall be consummated (x) any consolidation, amalgamation, merger or other form of business combination of the Company, or to which the Company is a party, in which (I) the Company is not the continuing or surviving corporation or (II) where the Company is the continuing or surviving corporation, the Company's Ordinary Shares would be converted into cash, securities or other property, or the holders of the Company's Ordinary Shares immediately prior to the consolidation, amalgamation, merger or other form of business combination would represent less than a majority of the common stock or ordinary shares of the surviving corporation immediately after the consolidation, amalgamation, merger or other form of business combination, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any 'person' (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any 'group' (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes, without the prior approval of the Board of Directors of the Company (the 'Board'), a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or more of the Company's then outstanding securities having the right to vote in the election of Directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board (the 'Incumbent Directors'), cease for any reason (other than death) to constitute a majority of the Directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of the Incumbent Directors (so long as such new Director was not nominated by a person who expressed an intent to effect a change in control of the Company or engage in a proxy or other control contest) in which case such new Director shall be considered an Incumbent Director.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Committee" means the committee or committees appointed or designated by the Board or another Committee in accordance with Section 2.1 of the Plan. The Board may act from time to time in the absence of the Committee or in lieu of action by the Committee.

     "Covered Employee" means a Participant who is a covered employee as specified in Section 7.4 of this Plan.

     "Date of Grant" means the effective date on which a Stock Option is awarded to a Director, Employee, or Advisor as set forth in the Stock Option Agreement.

     "Director"  means  a  member  of  the  Board.

     "Disability" means an event whereby a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment in accordance with policies as may be determined from time to time by the Committee.

     "Elected Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Elected Shares.

     "Elected Shares" means Ordinary Shares issued to a Participant under
Article VI.

     "Employee" means an employee of the Company or of any Subsidiary.

     "Fair Market Value" of an Ordinary Share means (i) the closing price per share on the principal stock exchange on which the Ordinary Shares are traded, or (ii) if not listed for trading on a stock exchange, the mean between the closing or average (as the case may be) bid and asked prices per Ordinary Share on the over-the-counter market, whichever is applicable.

     "Incentive Stock Option" means an option to purchase Ordinary Shares granted to a Participant and which is intended to be treated as an "incentive stock option" under Section 422 of the Code, or any successor provision.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "Non-Employee Director" means a Director of the Company who is not an Employee.

     "Nonqualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

     "Ordinary Shares" means the Ordinary Shares, par value $.01 per share, of the Company or in the event that the outstanding Ordinary Shares are hereafter changed into or exchanged for shares or other securities of the Company or another issuer, such other shares or securities.

     "Participant" means any Employee, Director or Advisor who is, or who is proposed to be, a recipient of a Stock Option, Elected Shares or Restricted Shares.

     "Plan" means this Triton Energy Limited 2001 Share Incentive Plan, as amended from time to time.

     "Qualified Member" means a member of the Committee who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Treasury regulation 1.162-27 under Section 162(m).

     "Restricted Shares" means Ordinary Shares issued to a Participant pursuant to Article V.

     "Retirement" of a Participant shall be deemed to be retirement in accordance with policies as may be determined from time to time by the Committee.

     "Restricted Share Agreement" means an agreement between the Company and a Participant with respect to the issuance of Restricted Shares.

     "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended from time to time, or any successor provision.

     "Section 162(m)" means Section 162(m) and the regulations promulgated thereunder from time to time.

     "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

     "Stock Options" means any and all Incentive Stock Options and Nonqualified Stock Options granted pursuant to Article IV of the Plan.

     "Stock Option Agreement" means an agreement or certificate executed on behalf of the Company with respect to one or more Stock Options, in such form as may be approved by or at the direction of the Committee.

     "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                                   ARTICLE II
                           Administration; Eligibility
                           ---------------------------

     2.1     Administration.  (a)  The Plan shall be administered by a committee
             --------------
or committees of Directors appointed by the Board (the "Committee"), each of which may delegate its duties under the Plan to such agents as it may appoint from time to time; provided that, with respect to any Award to a Participant who is then subject to Section 16 of the 1934 Act in respect of the Company, the Committee may not delegate its duties with respect to making such Award except as provided in Section 2.1(c) below if such delegation, or such Award, would result in the incurrence of liability under Section 16(b) of the 1934 Act.

     (b) The Committee may select one of its members to act as its Chairman, and may make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have complete discretion and authority to (i) designate from time to time the persons to whom Stock Options will be granted and Elected Shares and Restricted Shares will be issued, (ii) interpret the Plan, (iii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iv) determine, and interpret, the terms, details and provisions of each Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement, (v) modify or amend any Stock Option Agreement, Elected Share Agreement and Restricted Share Agreement or modify, amend or waive any terms, conditions or restrictions applicable to any Stock Option, Elected Shares or Restricted Shares, and (vi) make such other determinations and, subject to the terms of the Plan, take such other action as it deems necessary or advisable. Subject to Rule 16b-3 and Section 162(m), the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan in to effect, and the Committee shall be the sole and final judge of that necessity or desirability. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants. In addition, notwithstanding the foregoing, neither the Board nor the Committee may substitute new Stock Options for previously granted Stock Options where such new Stock Options would have a lower exercise price than such previously granted Stock Options unless the shareholders of the Company approve such substitution.

     (c) At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the 1934 Act in respect of the Company, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section
162(m),  to  the  extent  necessary  to  avoid the incurrence of liability under
Section  16(b)  of  the  1934  Act  or to the extent intended to qualify for the
Section 162(m) Exception, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Participants and transferees under
Section 12.1 hereof or other persons claiming rights from or through a Participant. The Committee may delegate to officers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the 1934 Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Section 162(m) to fail to so qualify.

     (d) With respect to restrictions ("mandated restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the
Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction, to the extent that any such mandated restrictions are no longer applicable, the Committee shall have the discretion and authority to grant Stock Options that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Stock Options.

     2.2     Eligibility.  Any  Director,  Employee  and Advisor whose judgment,
             -----------
initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and any agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Directors and/or Advisors who receive, or are eligible to receive, Awards under the Plan.


                                   ARTICLE III
                             Shares Subject to Plan
                             ----------------------

     3.1     Shares  Available. (a) The Committee may not grant Stock Options or
             -----------------
issue Elected Shares or Restricted Shares under the Plan for more than 1,000,000 Ordinary Shares, in the aggregate (as may be adjusted in accordance with the terms of the Plan). Shares may be made available from either authorized but unissued Ordinary Shares or Ordinary Shares held by the Company in its treasury.

     (b) No Award may be granted if the number of Ordinary Shares to which such Award relates exceeds the number of Ordinary Shares remaining available under this Plan minus the number of Ordinary Shares issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting and make adjustments if the number of Ordinary Shares actually delivered differs from the number of shares previously counted in connection with an Award.

     (c) Ordinary Shares subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including, without limitation, (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, (ii) the number of shares subject to Stock Options that by reason of the expiration or unexercised termination of such Stock Options are no longer subject to issuance to a Participant and (iii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     (d) To the extent awards are intended to qualify as performance-based compensation under Section 162(m) the following additional limitations shall apply, subject to adjustment as provided in this Article III and in Article X:
(i) no more than an aggregate of 600,000 Ordinary Shares may be granted as Stock Options to any one individual over the term of the Plan; and (ii) no more than an aggregate of 300,000 Ordinary Shares may be granted as Restricted Shares or Elected Shares to any one individual over the term of the Plan.

     3.2     Capital  Adjustments. If at any time while the Plan is in effect or
             --------------------
unexercised Stock Options, Elected Shares and Restricted Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Ordinary Shares, or there shall be a change in the issued and outstanding
Ordinary Shares, through the declaration of a share dividend or through any recapitalization, stock split, combination, or exchange of Ordinary Shares, then and in such event: (i) any Elected Shares and Restricted Shares issued or deemed issued hereunder will be deemed outstanding and affected in the same manner as the outstanding Ordinary Shares (provided that any securities or other property distributed or deemed distributed in respect of Restricted Shares or Elected Shares shall be subject to the transfer restrictions then imposed on the underlying Restricted Shares or Elected Shares); (ii) the Committee shall, in such manner as it may deem equitable, make appropriate adjustment in the maximum number of Ordinary Shares then subject to being awarded under Awards pursuant to the Plan (including Awards for specific situations, including without limitation the Awards under Section 4.6); and (iii) the Committee shall, in such manner as it may deem equitable, make appropriate adjustment in the number of Ordinary Shares and the exercise price per share thereof then subject to purchase pursuant to each Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares in each instance shall remain subject to purchase at the same aggregate exercise price. Any fractional shares resulting from any adjustment made pursuant to this
Section 3.2 shall be rounded to the nearer whole share for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of any class, or securities convertible into shares of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Ordinary Shares then subject to outstanding Awards granted under the Plan.

                                   ARTICLE IV
                                  Stock Options
                                  -------------

     4.1     Option  Grants.  The  Committee  shall have the authority to select
             --------------
the particular Directors, Employees and Advisors to whom the Stock Options provided under this Article are to be granted at such times and for such amounts as the Committee may determine. In the discretion of the Committee, any grant to an Employee may be in the form of an Incentive Stock Option (subject to the requirements of the Code). Incentive Stock Options shall not be granted more than 10 years after the earlier of the adoption of this Plan or the approval of this Plan by the Company's shareholders. The grant of Stock Options shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to each Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are consistent with the Plan.

     4.2     Option  Exercise  Price.  The  exercise  price  for  a Stock Option
             -----------------------
granted under this Article shall be determined by the Committee and shall be an amount not less than 100% of the Fair Market Value per Ordinary Share on the Date of Grant.

     4.3     Option  Period.  The  option  period  for each Stock Option granted
             --------------
under this Article IV will begin and terminate on the respective dates specified by the Committee. The Committee may provide that Stock Options may vest and be exercised in installments and upon such terms, conditions and restrictions as it may determine. The term of each Stock Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Stock Option exceed a period of 10 years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

     4.4     Payment.  Full  payment  for  shares  purchased  upon exercise of a
             -------
Stock  Option  shall  be made (i) in cash, (ii) by certified or cashier's check,
(iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by delivery of a promissory note for the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vi) if permitted by the Committee, and to the extent permitted under applicable law, by any combination of the foregoing. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     4.5     Exercise  of  Stock  Option.  Stock Options may be exercised during
             ---------------------------
the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option Agreements. The Committee shall have the right to accelerate the time at which any Stock Option granted under this Article shall become vested and exercisable. Except as otherwise contained herein, Stock Options may not be exercised, nor may shares be issued under a Stock Option if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company (which notice shall set forth the number of Ordinary Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof) and (ii) payment of the Option Exercise Price is received by the Company in accordance with the terms of the Plan; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (v) of Section 4.4 above), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the Ordinary Shares received upon exercise.

     4.6     Automatic  Grant  of Stock Options. (a) Throughout the term of this
             ----------------------------------
Plan, on the first business day of January of each year (or if such day is not business day, then the next succeeding business day) each Non-Employee Director of the Company shall automatically receive a Nonqualified Stock Option to purchase 15,000 Ordinary Shares (as may be adjusted in accordance with the terms of this Plan). In addition, upon a person being first appointed or elected as a Non-Employee Director, such person shall automatically receive a Nonqualified Stock Option to purchase 15,000 Ordinary Shares (as may be adjusted in accordance with the terms of this Plan). Notwithstanding anything in the foregoing to the contrary, in no event shall any Holder Designee (as defined in that certain Shareholders Agreement dated as of September 30, 1998, between the Company and HM4 Triton, L.P.) who is an employee, principal or director of HM4 Triton, L.P. or Hicks, Muse, Tate & Furst Incorporated be entitled to receive Stock Options pursuant to this Section 4.6(a), whether on an annual basis or upon his or her first appointment or election as a Non-Employee Director.

     (b) The exercise price for a Stock Option granted under this Section 4.6 shall be equal to 100% of the Fair Market Value of an Ordinary Share on the Date of Grant.

     (c) The option period for each Stock Option granted under this Section 4.6 will terminate ten years from the Date of Grant. No Stock Option granted under this Section 4.6 may be exercised at any time after its term.

     (d) Except only as specifically provided elsewhere in this Plan and as set forth in any Stock Option Agreement, each Stock Option granted under this
Section 4.6 shall be fully vested and exercisable as to all of the Ordinary Shares covered thereby on the Date of Grant.

     4.7     Limitations  on  Incentive Stock Options. Notwithstanding the terms
             ----------------------------------------
of Article IV hereof, the following provisions of this Section 4.7 shall apply to all Incentive Stock Options granted under the Plan.

     (a) In the case of an Incentive Stock Option, the Stock Option Agreement shall include provisions that may be necessary to assure that the option is an incentive stock option under the Code. No Incentive Stock Option may be granted to an Employee who owns more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the Ordinary Shares on the Date of Grant and the option is not exercisable more than five years from the Date of Grant.

     (b)     Limitation  on  Exercise of Incentive Stock Options.  To the extent
             ---------------------------------------------------
required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code or such other amount as may be prescribed thereunder from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant.

     (c)     Limitation  on  Incentive  Stock  Option  Characterization.  To the
             ----------------------------------------------------------
extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Nonqualified Stock Option.



                                    ARTICLE V
                                Restricted Shares
                                -----------------

     5.1     Grant.  The  Committee  shall  have  the  authority  to  select the
             -----
particular Directors, Employees and Advisors to whom Restricted Shares provided under this Article may be issued, if any, at such times and for such amounts as the Committee may determine. Subject to the terms, provisions and conditions of the Plan, the Committee shall, upon the approval of the issuance of Restricted Shares, determine the number of shares to be issued to each Participant and to prescribe the form of the instruments evidencing any issuance of Restricted Shares and the legend, if any, to be affixed to the certificates representing Restricted Shares. The grant of Restricted Shares shall be evidenced by Restricted Share Agreements setting forth the total number of shares subject to each Restricted Share grant and such other terms and provisions as are not inconsistent with the Plan.

     5.2     Transfer  Restrictions.  Restricted Shares shall be subject to such
             ----------------------
restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Restricted Share Agreement, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Shares and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Shares, the Restricted Shares shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation being referred to as "to dispose of" or a "disposition"), by any Participant except as permitted under any conditions imposed by the Committee in connection with the issuance thereof. The Committee may require any Participant to whom Restricted Shares are issued to execute and deliver to the Company a stock power in blank with respect to the shares issued and may require that the Company retain possession of the certificates for shares with respect to which the restrictions have not lapsed.

     5.3     Notice  to  Company  of Section 83(b) Election. Any Participant who
             ----------------------------------------------
exercises the election under Section 83(b) of the Code to have his receipt of shares of Restricted Shares taxed currently without regard to the restrictions shall give notice to the Company of such election immediately upon making the election. Such an election must be made within thirty days of the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service, as required by the treasury regulations under the Code.

     5.4     Withholding.  The  Company  is  authorized  to  withhold  any  tax
             -----------
required to be withheld from the amount considered as taxable compensation to the Participant. In the event that funds are not otherwise available to cover any required withholding tax, the Participant shall be required to provide such funds before shares shall be issued to him.

     5.5     Forfeiture.  The Committee may provide, by rule or regulation or in
             ----------
any Restricted Share Agreement, the restrictions and forfeiture conditions applicable to each Restricted Share Award and may waive in whole or in part the forfeiture of Restricted Shares.

     5.6     Dividends and Splits. Unless otherwise determined by the Committee,
             --------------------
Ordinary Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Ordinary Shares or other property has been distributed.




                                   ARTICLE VI
                                 Elected Shares
                                 --------------

     6.1     Grants. The Committee shall have authority to select the particular
             ------
Directors, Employees and Advisors to whom Elected Shares may be issued, if any, at such times and for such amounts as the Committee may determine.

     6.2     Election  to  Receive Elected Shares.  Each Participant eligible to
             ------------------------------------
receive  Elected  Shares may make an irrevocable election (an "Election") either
(a) to receive a grant of Ordinary Shares in a number determined by the Committee from time to time in lieu of cash compensation from the Company or a Subsidiary in an amount or amounts determined by the Committee (whether in a fixed amount or by formula) or (b) not to participate in such award.

     6.3     Written  Election.  Unless  the  Committee  otherwise provides, any
             -----------------
Participant eligible for Elected Shares and electing to participate shall make his or her election in writing delivered to the Secretary of the Company (which written election may be in the form of an Elected Share Agreement) no later than January 31 of the year with respect to which such Participant's compensation will be applied toward the issuance of Elected Shares. A Participant participating in an award of Elected Shares may revoke or change his or her election by filing a new election with the Secretary of the Company. Any revocation or change in election by a Participant shall not be effective for any period with respected to which Elected Shares have been issued to such Participant.

     6.4     Issuance  of  Shares.  Unless  the Committee otherwise provides, on
             --------------------
each date on which a payment of compensation to a Participant is due, Ordinary Shares shall be issued to such Participant in an amount determined by the Committee pursuant to Section 6.1. All Elected Shares issued or deemed issued pursuant to this Article shall be deemed outstanding for all purposes as of the date of their deemed issuance. The issuance of Elected Shares shall be evidenced by Elected Share Agreements setting forth the total number of shares to be issued and such other terms, restrictions and provisions as are consistent with the Plan.

                                   ARTICLE VII
                               Performance Awards
                               ------------------

     7.1     Performance  Conditions.  The right of a Participant to exercise or
             -----------------------
receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 7.2 hereof in the case of an award intended to qualify under Section 162(m) (a "Performance Award").

     7.2     Performance Awards Granted to Designated Covered Employees.  If the
             ----------------------------------------------------------
Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7.2.

     (a)     Performance  Goals  Generally.  The  performance  goals  for  such
             -----------------------------
Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
Section 7.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) (including Treasury regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

     (b)     Business  and  Individual  Performance  Criteria.
             ------------------------------------------------

     (i) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company(except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues, oil and/or gas sales, or oil and/or gas production; (3) increase in cash flow, oil and/or gas reserves or discounted net cash inflows from oil and/or gas reserves; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) operating margin or contribution margin; (7) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; or operating income; (8) total shareholder return; (9) debt reduction; and (10) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

     (ii) Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with
Section 162(m), such criteria shall be approved by the shareholders of the Company.

     (c)     Performance  Period;  Timing  for  Establishing  Performance Goals.
             ------------------------------------------------------------------
Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m).

     (d)     Performance  Award Pool.  The Committee may establish a Performance
             -----------------------
Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 7.2(b) hereof during the given performance period, as specified by the Committee in accordance with Section 7.2(c) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

     (e)     Settlement  of  Performance  Awards; Other Terms.  After the end of
             ------------------------------------------------
each  performance  period,  the Committee shall determine the amount, if any, of
(A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Ordinary Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7.2. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     7.3     Written  Determinations.  All determinations by the Committee as to
             -----------------------
the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards under Section 7.2 shall be made in writing in the case of any Award intended to qualify under Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards.

     7.4     Status  of  Performance  Awards  under  Section  162(m).  It is the
             -------------------------------------------------------
intent of the Company that Performance Awards under Section 7.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) (including Treasury regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m). Accordingly, the terms of this Article VII, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with
Section  162(m)  do  not  comply  or  are  inconsistent with the requirements of
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                  ARTICLE VIII
                      Termination of Employment or Service
                      ------------------------------------

     8.1     Authority  of  Committee.  The Committee may set forth in any Stock
             ------------------------
Option Agreement, Restricted Share Agreement or Elected Share Agreement the consequences of the termination of employment or service as a Director or Advisor. In the event a Participant who is an Employee shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, the Committee shall have the authority to (i) accelerate the vesting of the Participant's Stock Option and the lapse of any transfer restrictions imposed on Restricted Shares or Elected Shares, and (ii) extend the period in which to exercise a Stock Option, in its sole discretion.

     8.2     Forfeiture  of  Non-Vested Benefits. Unless otherwise provided in a
             -----------------------------------
Stock Option Agreement, Restricted Share Agreement or Elected Share Agreement or otherwise provided by the Committee, upon the termination of employment or service as a Director or Advisor of any Participant, any Stock Options held by the Participant shall cease to vest and the portion of any Stock Options that are not vested, and the portion of any Elected Shares and Restricted Shares as to which restrictions have not lapsed, as of the date of termination shall be forfeited.

     8.3     Default  Provisions.  In the event a Participant who is an Employee
             -------------------
shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor shall cease to serve as a Director or Advisor, and the consequences of the termination of employment or service as a Director or Advisor are not set forth in a Stock Option Agreement, Restricted Share
Agreement or Elected Share Agreement, as applicable, a Participant's Stock Option may be exercised and any transfer restrictions imposed on a Participant's Restricted Shares and Elected Shares shall lapse as follows:

     (a)     Without  Cause.  If  such  termination  is  by  the Company without
             --------------
Cause, and is not due to the death, Retirement or Disability of the Employee, Director, or Advisor, then (i) the Participant's Stock Option (to the extent then exercisable) may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three months following the date of termination, unless by its terms the Stock Option expires earlier and (ii) any restrictions on the Participant's Restricted Shares and Elected Shares shall lapse. If such termination is by the Employee, Director, or Advisor, and is not due to the death, Retirement or Disability of the Employee, Director, or Advisor, then (i) the Participant's Stock Option (to the extent then exercisable) may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three months following the date of termination, unless by its terms the Stock Option expires earlier and (ii) the Participant's Restricted Shares and Elected Shares shall be forfeited.

     (b)     Death.  If  a  Participant  dies while employed by the Company or a
             -----
Subsidiary, or while serving as a Director or Advisor, or within three months after ceasing to be an Employee, Director or Advisor, his Stock Option shall become fully vested and exercisable on the date of his death and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of termination, unless by its terms it expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (c)     Retirement.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Retirement, the Participant's Stock Option shall become fully vested and exercisable on the date of his Retirement and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of Retirement, unless by its terms the Stock Option expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (d)     Disability.  If  a Participant ceases to be employed by the Company
             ----------
or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Disability, the Participant's Stock Option shall become fully vested and exercisable and may be exercised until 5:00 p.m., Dallas, Texas time, on the date which is three years following the date of termination, unless by its terms the Stock Option expires sooner, and any transfer restrictions imposed on a Participant's Restricted Shares or Elected Shares shall lapse.

     (e)     Cause.  If  a Participant ceases to be employed by the Company or a
             -----
Subsidiary, or ceases to serve as a Director or Advisor, because the Participant is terminated for Cause, the Participant's Stock Option shall automatically expire (including those exercisable on the date of termination), and any Restricted Shares and Elected Shares as to which the transfer restrictions imposed thereon have not lapsed shall be returned and forfeited to the Company, unless the Committee otherwise agrees in its sole discretion.

     7.4     Non-Employee  Director  Stock  Options.  With  respect  to  any
             --------------------------------------
Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 4.6, if a Participant ceases to serve as a Director for any reason (other than removal for Cause), such Nonqualified Stock Option shall remain exercisable for a period of five years thereafter, unless by its terms the Nonqualified Stock Option expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option.

                                   ARTICLE IX
                    Amendment; Discontinuance and Termination
                    -----------------------------------------

     The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee's authority to grant Awards under this Plan without the consent of shareholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Ordinary Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.



                                    ARTICLE X
                   Recapitalization, Merger and Consolidation
                   ------------------------------------------

     10.1     Existence of Plan.  The existence of this Plan shall not affect in
              -----------------
any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, share exchange or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.2     Recapitalization.  If  the Company recapitalizes, reclassifies its
              ----------------
capital stock or otherwise changes its capital structure ( a "recapitalization"), the number of Ordinary Shares covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of Ordinary Shares then covered by the Stock Option.

     10.3     Company  as  Surviving  Entity.  Subject to any required action by
              ------------------------------
the shareholders, if the Company shall be the surviving or resulting corporation in any merger, share exchange or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of Ordinary Shares subject to the Stock Option would have been entitled.

     10.4     Mergers  and  Consolidations.  In  the  event of any merger, share
              ----------------------------
exchange or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of shares or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect of each Ordinary Share held by them, such outstanding Stock Options to be thereafter exercisable for such shares, securities, cash or property in accordance with their terms.

     10.5     Change  in  Control.  In  the  event of a Change in Control of the
              -------------------
Company, then, notwithstanding any other provision in the Plan to the contrary, the vesting of all unvested installments of Stock Options outstanding shall thereupon automatically be accelerated and all such Stock Options shall become exercisable in full and any transfer restrictions remaining applicable to Restricted Shares shall automatically lapse.

     10.6     Dissolution.  In  case  the  Company  shall, at any time while any
              -----------
Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise thereof (in lieu of each Ordinary Share which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, split-off, spin-off or other special distribution, then the Committee may make or provide for such adjustment in the number of Ordinary Shares covered by outstanding Stock Options, in the exercise price applicable to such Stock Options and/or in the kind of shares covered thereby that the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of rights of Participants that otherwise would result therefrom.



                                   ARTICLE XI
                    Options in Substitution for Stock Options
                    -----------------------------------------
                          Granted by Other Corporations
                          -----------------------------

     Stock Options may be granted under the Plan from time to time in substitution for stock options held by employees of a corporation who become or are about to become Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary or a sale of substantially all of the assets of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XII
                            Miscellaneous Provisions
                            ------------------------

     12.1          Transferability  of  Stock  Options.
                   ------------------------------------

     (a)     Incentive  Stock  Options.  Incentive  Stock  Options  may  not  be
             -------------------------
transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Company may waive or modify any limitation contained in this Section that is not required for compliance with Section 422 of the Code.

     (b)     Nonqualified  Stock  Options.  The  Committee  may,  in  its  sole
             ---------------------------
discretion, provide in any Stock Option Agreement with respect to Nonqualified Stock Options (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Nonqualified Stock Options as the Committee, in its sole discretion, deems appropriate. If the Stock Option Agreement does not otherwise specify, or the Committee does not otherwise provide or agree, a Stock Option may not be transferred or assigned other than by will or the laws of descent and distribution

     (c)     Qualified  Domestic  Relations  Orders.  Nonqualified Stock Options
             --------------------------------------
may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

     (d)     Effect  of Transfer.  Following the transfer of any Stock Option as
             -------------------
contemplated by this Section, (i) such Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Stock Option in accordance with the terms of this Plan and applicable law, and (ii) the provisions of the Stock Option relating to exercisability thereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Stock Option shall be exercisable by the transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

     (e)     Procedures  and Restrictions.  Any Participant desiring to transfer
             ----------------------------
a Stock Option as permitted under this Section shall make application therefor in the manner and time specified by the Committee and shall comply with other requirements as the Committee may require to assure compliance with all applicable securities laws.

     12.2     Investment  Intent.  The  Company  may  require  that  there  be
              ------------------
presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Ordinary Shares to be issued, purchased or transferred are being acquired for investment and not with a view to their distribution.

     12.3     No Right to Continue Employment.  Nothing in the Plan or the grant
              -------------------------------
of any Stock Option or the issuance of any Elected Shares or Restricted Shares confers upon any Director, Officer, Employee or Advisor the right to continue in the employ or service of the Company or interferes with or restricts in any way the right of the Company to discharge or remove any Director, Officer, Employee or Advisor at any time (subject to any contract rights of such person).

     12.4     Shareholders'  Rights.  The  holder  of  a Stock Option shall have
              ---------------------
none of the rights or privileges of a shareholder except with respect to shares which have been actually issued.

     12.5     Tax  Withholding.
              ----------------

     (a) Whenever Ordinary Shares are to be issued in satisfaction of a Stock Option granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

     (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Stock Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of Ordinary Shares already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Ordinary Shares acquired upon the exercise of the Stock Options having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

     (c) As a condition to the issuance of Ordinary Shares covered by any Incentive Stock Option, the Company may require the party exercising such Stock Option to give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Ordinary Shares covered by an Incentive Stock Option that the party exercising such Incentive Stock Option give a satisfactory written representation promising to make such a remittance.

     12.6     Indemnification  of  Board  and  Committee. The Committee and each
              ------------------------------------------
member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of or at the direction of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     12.7     Government  Regulations.  Notwithstanding  any  of  the provisions
              -----------------------
hereof, or of any written agreements evidencing Stock Options, Elected Shares or Restricted Shares granted or issued hereunder, the obligation of the Company to issue, sell and deliver shares and remove any restrictions on any Elected Shares or Restricted Shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The Participant shall not exercise any Stock Option, and the Company shall not be obligated to issue any shares or remove restrictions on any Elected Shares or Restricted Shares, if such exercise, issuance or removal would constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority or any agreement with any stock exchange.

     12.8     Exemptions  from  Section 16(b) Liability. It is the intent of the
              ------------------------------------------
Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act shall be exempt from liability under Section 16 of the 1934 Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement would result in liability under Section 16 of the 1934 Act as then applicable to any such transaction (except for any transaction acknowledged in writing to be non-exempt by such Participant), such provision or Award agreement shall be construed or deemed amended to the extent necessary to avoid liability under Section 16 of the 1934 Act as then applicable to such transaction.

     12.9     Severability.  If any provision of this Plan is held to be illegal
              ------------
or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to Section 16(b) of the 1934 Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3 or Section 422 of the Code). With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Stock Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Stock Option (to that extent) shall be deemed a Stock Option not subject to Section 422 of the Code for all purposes of the Plan.








ANNEX  B

                                  TRITON ENERGY
                             AUDIT COMMITTEE CHARTER

QUALIFICATION  OF  MEMBERS

     The Audit Committee of the Board of Directors shall be comprised of at least three directors, each of whom is independent and "financially literate" (or becomes financially literate within a reasonable period of time after his or her appointment to the committee), as determined in accordance with the rules of the New York Stock Exchange and the Securities and Exchange Commission.

     In some circumstances, if permitted by the rules of the New York Stock Exchange and the Securities and Exchange Commission, a director who may not meet the applicable definitions of independence may serve on the Audit Committee if the Board of Directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders.

     At least one member of the Audit Committee shall have accounting or related financial management expertise. This requirement may be met through past employment experience in finance or accounting, professional certification in accounting, or other comparable experience/background which results in the member's financial sophistication, including being or having been a CEO, CFO or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES  OF  THE  AUDIT  COMMITTEE

     The committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and all audit processes.

GENERAL

     The Audit Committee shall provide an open avenue of communication between the independent accountant, the internal auditor and the Board of Directors.

     The committee shall report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

     The committee shall have the authority to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation, if it deems it necessary or appropriate.

     The Board of Directors expects that the Audit Committee will meet at least four times per year, but may meet such greater or fewer times as the committee determines is appropriate. The Chairman of the Audit Committee has the authority to call a committee meeting whenever he or she deems circumstances warrant. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     The committee will perform such other functions as assigned by law, the Company's Memorandum and Articles of Association, or the Board of Directors.


AUTHORITY  RELATING  TO  INDEPENDENT  ACCOUNTANT

     The independent accountant is ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee shall have the ultimate authority and responsibility for the selection, evaluation and replacement of the independent accountant (or to nominate the independent accountant to be proposed for shareholder approval in any proxy statement).

     Subject to the authority of the Board of Directors, the Audit Committee shall have responsibility for, and the authority and power to take such actions on behalf of the Company and the Board of Directors as it deems appropriate with respect to, the following matters:

1.  the compensation of the independent accountant,

2. the engagement of additional auditors with respect to matters of accounting or reporting, and

3. maintaining an independent relationship between the Company and the independent accountant, including obtaining a written statement from the independent accountant (on a periodic basis to be established by the Audit
Committee from time to time) setting forth all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard No. 1, reviewing management consulting and other services provided by the independent accountant, including fees paid for such services, for any potential impact on the objectivity and independence of the independent accountant, actively engaging in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and taking, or recommending to the Board of Directors, such actions as it deems appropriate to satisfy itself of the independence of the independent accountant.

AUTHORITY  RELATING  TO  THE  INTERNAL  AUDIT  FUNCTION

     Subject to the authority of the Board of Directors, the Audit Committee shall have responsibility for, and the authority and power to take such actions on behalf of the Company and the Board of Directors as it deems appropriate with respect to, the following matters:


1.  the establishment by the Company of an internal audit department,

2. the appointment, replacement, reassignment, or dismissal of the director of internal audit,

3. the maintenance by the Company of the continuing neutrality, objectivity, training and competence of those Company employees performing the internal audit function, and


4. the oversight by the Company of the engagement of any third parties as the committee deems appropriate to review the activities of the department.

AUTHORITY  RELATING  TO  THE  ANNUAL  EXTERNAL  AUDIT  AND  INTERNAL  AUDITS

     In the course of performing its functions, the Audit Committee may deem it appropriate to, and shall have the power and authority to act on behalf of the Company and Board of Directors (subject to the authority of the Board of Directors) to, take action with respect to, the following matters:

1. inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company,

2. consult with the independent accountant, management and the internal auditor regarding the scope of the external audit and the plan for internal audits to be performed by the independent accountant or the internal auditor, including with a view to completeness of coverage, reduction of redundant efforts, and the effectiveness of audit resources,

3. review the following with the independent accountant and the internal auditor:

    a. the adequacy of the Company's internal controls including computerized information system controls and security; and

    b. any significant findings and recommendations made by the independent accountant or the internal audit function, together with management's responses thereto; and

4.  review with management and the internal  auditor:

    a. any significant findings during the year and management's responses to them;

    b. any difficulties the internal auditor encountered while conducting audits; including restrictions on the scope of their work or access to the required information;

    c.  any changes to the planned scope of the internal audit plan;

    d.  the budget for the internal audit function;

    e.  the internal audit department charter; and

    f. whether the internal auditor has complied with the Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.


AUTHORITY  RELATING  TO  ANNUAL  AND  QUARTERLY  FINANCIAL  STATEMENTS

     In the course of performing its functions relating to the Company's annual and quarterly financial statements, the Audit Committee shall take certain actions, and may take such additional actions it may deem appropriate, as set forth below, and shall have the power and authority (subject to the authority of the Board of Directors) to act on behalf of the Company and Board of Directors with respect to such matters:

1. The committee or the Chairman shall review with management and the independent accountant prior to any announcement of financial results matters described in AU Section 380, Communications with Audit Committees including significant adjustments, management judgments and accounting estimates, significant new accounting policies, and any disagreements with management.

2. The committee shall review with management and the independent accountant at the completion of the annual examination:

    a.  the Company's annual financial statements and related footnotes;

    b. the independent accountant's audit of the financial statements and related report;

    c.  any significant changes to the independent accountant's audit plan;

    d. any serious difficulties or disputes with management encountered during the course of the audit; and

    e. other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

3. The committee shall review with management and the independent accountant the Company's quarterly report on Form 10-Q prior to filing with the Securities and Exchange Commission.

4. The committee shall discuss such other matters regarding financial results with the independent accountant as are required pursuant to generally accepted auditing standards, including the independent accountant's judgment about the quality, not just the acceptability, of the Company's accounting principles as applied to its financial reporting. The discussion shall include such issues as:

    a.  the clarity of the Company's financial disclosures;

    b. the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates; and

   c. other significant decisions made by management, in preparing financial disclosures, and reviewed by the independent accountants.


OTHER  MATTERS

1. If required by applicable rules or auditing standards, the committee shall review and update this charter on an annual basis, and may review and reassess this charter from time to time.

2. The committee shall have the authority to review with management and the internal auditor the Company's compliance with its Ethics Policy and Code of Conduct.

3. The committee shall have the authority to review such legal and regulatory matters that it deems, in its discretion, could have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

4. The committee shall meet, on such occasions and with such frequency as it deems appropriate, with the internal auditor, the independent accountant and management in separate sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.






                             TRITON ENERGY LIMITED
                     PROXY - ANNUAL MEETING OF SHAREHOLDERS

     The  undersigned hereby appoints James C. Musselman, A. E. Turner, III, and
W. Greg Dunlevy, each with power to act without the other and with full power of substitution, as Proxies to represent and vote, as designated on the reverse side, all shares of Triton Energy Limited owned by the undersigned, at the Annual Meeting of Shareholders to be held at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas 75231 on Tuesday, May 15, 2001, 10:00 a.m., local time, upon such business as may properly come before the meeting or any adjournment including the following set forth on the reverse side.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, (II) FOR APPROVAL OF THE TRITON ENERGY LIMITED 2001 SHARE INCENTIVE PLAN AND (III) AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


          (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

                                             PLEASE  MARK
                                             YOUR  VOTES  AS    X
                                             IN  THIS  EXAMPLE

1.   Election  as  Directors  of  the  nominees  listed  below.

     FOR  all  nominees                    WITHHOLD
     listed  (except  as                   AUTHORITY
     marked  to  the                       to  vote  for  all
     contrary  below)                      Nominees

     ____                                  ____

Nominees:  Tom  C.  Davis,  James  C.  Musselman  and  C.  Lamar  Norsworthy

 ______________________________________
     For  all  nominees  except  as  noted  above

2.   Approval  of  the  Triton  Energy Limited 2001 Share Incentive Plan.

     FOR                    AGAINST          ABSTAIN

     ____                   ____             ____

3. In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

Please date, sign exactly as shown hereon and mail promptly this proxy in the enclosed envelope. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name as an authorized person.

Date:__________________________, 2001

_______________________________
(Signature)

Date:__________________________, 2001

_______________________________
(Signature)


THIS PROXY MAY BE REVOKED PRIOR TO THE EXERCISE OF THE POWERS CONFERRED BY THE PROXY.